UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2012

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1880 S. Dairy Ashford, Suite 300 Houston, Texas 77077-4760

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 674-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Mark Slaughter, Chief Executive Officer and President of RigNet, Inc. (the “Company”), presented at the Deutsche Bank 2012 Media & Telecom Conference on February 27, 2012. In connection with the conference, the Company prepared presentation slides, which are furnished herewith as Exhibit 99.1. The presentation slides and an archived version of the presentation webcast will be available on the Company’s website at www.rig.net for approximately 90 days.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1932, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01—Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Exhibit Description

99.1	RigNet, Inc. – Deutsche Bank Media and Telecommunications Conference dated February 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

By:	/s/ MARTIN L. JIMMERSON, JR.
Martin L. Jimmerson, Jr.
Chief Financial Officer

Dated: February 27, 2012

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description

99.1	RigNet, Inc. – Deutsche Bank Media and Telecommunications Conference dated February 27, 2012

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